Filed Pursuant to Rule 497
Registration File No. 333-214405

STEADFAST ALCENTRA GLOBAL CREDIT FUND
SUPPLEMENT NO. 1 DATED AUGUST 1, 2017
TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION,
EACH DATED MAY 8, 2017

This document supplements, and should be read in conjunction with, the Fund’s prospectus and statement of additional information, each dated May 8, 2017, relating to the Fund’s offering of up to $3,000,000,000 in Class T Shares. Terms used and not otherwise defined in this Supplement No. 1 shall have the same meanings as set forth in the Fund’s prospectus. The purpose of this Supplement No. 1 is to disclose:

•	the status of the Fund’s offering;
•	clarifications to disclosure relating to the Base Management Fee calculation;
•	clarifications to disclosure relating to annual distribution fees payable by Class T shareholders;
•	Amendment No. 1 to the dealer manager agreement;
•	updates to the section of the prospectus entitled, “Description of Capital Structure;”
•	the appointment of Michael Tamasco as President of the Fund; and
•	an update to compensation of trustees.

The Status of the Fund’s Offering

The Fund commenced its continuous initial public offering of up to $3,000,000,000 in Class T Shares on May 8, 2017. The Fund is initially offering Class T Shares at a price of $9.68 per Class T Share. The terms of the Fund’s public offering requires it to deposit all subscription proceeds in escrow pursuant to the terms of the Fund’s escrow agreement with UMB Bank, N.A., as escrow agent, until the earlier of the date that the Fund received subscriptions aggregating at least $3,000,000 or May 8, 2018. As of July 31, 2017, the Fund had received $3,000,000 in subscriptions and was waiting for the funds, largely from qualified accounts, to be deposited in the escrow account.

Clarifications to Disclosure Relating to the Base Management Fee Calculation

The following supersedes and replaces footnote (5) to the table in the “Summary of Fees and Expenses” section of the Fund’s prospectus beginning on page 23.

(5)	The Base Management Fee is calculated and payable quarterly in arrears at the annual rate of (i) 2.00% of the Fund’s first $500,000,000 in gross assets, including assets purchased with borrowed funds or other forms of leverage (but excluding any cash and cash equivalents); (ii) 1.75% of the Fund’s gross assets that exceed $500,000,000 but are less than or equal to $1,000,000,000, including assets purchased with borrowed funds or other forms of leverage (but excluding any cash and cash equivalents); and (iii) 1.50% of the Fund’s gross assets that exceed $1,000,000,001, including assets purchased with borrowed funds or other forms of leverage (but excluding any cash and cash equivalents). For purposes of this table, the Fund has assumed a 2.00% Base Management Fee as a result of the Fund’s estimated average net assets for the twelve-month period following the commencement of this offering. The Base Management Fee shown in the table above is higher than the contractual rate because the Base Management Fee in the table is required to be calculated as a percentage of average net assets, rather than gross assets. Because the Base Management Fee is based on the Fund’s average daily gross assets, the Fund’s use of leverage will increase the Base Management Fee paid to the Adviser.

Clarifications to Disclosure Relating to Annual Distribution Fees
Payable by Class T Shareholders

The following supersedes and replaces (a) the first sentence in footnote (8) to the table in the “Summary of Fees and Expenses” section of the Fund’s prospectus on page 24 and (b) the first sentence in the “Plan of Distribution — Annual Distribution Fee” section of the Fund’s prospectus on page 99.

Class T Shares are subject to an annual distribution fee equal to 1.0% of the public offering price of such Shares at the time of purchase.

Amendment No. 1 to the Dealer Manager Agreement

On July 7, 2017, the Fund amended its dealer manager agreement to (i) clarify that the distribution fee with respect to the Class T Shares will cease to be paid if the Shares are repurchased by the Fund and (ii) conform the minimum investment amount to the amounts disclosed in the prospectus such that the minimum initial purchase by any one purchaser shall be $5,000 in Shares; however, for qualified accounts the minimum initial purchase is $2,500 in Shares.

In connection with the amendment to the dealer manager agreement, the following supersedes and replaces (a) the third sentence in the second paragraph in footnote (8) to the table in the “Summary of Fees and Expenses” section of the Fund’s prospectus on page 24 and (b) the fourth sentence in the second paragraph in the “Plan of Distribution — Annual Distribution Fee” section of the Fund’s prospectus beginning on page 99.

The distribution fee will terminate for all shareholders on the earliest to occur of the following: (i) a Liquidity Event; (ii) the Dealer Manager advising the Fund that the aggregate underwriting compensation from all sources (determined in accordance with applicable FINRA rules), including upfront selling commissions, dealer manager fees, distribution fees, due diligence expenses incurred in connection with the marketing of this offering and any other underwriting compensation with respect to the Shares, would be in excess of 8.0% of the gross offering proceeds received in this offering; (iii) when the total upfront sales load and distribution fees attributable to any Share equals 8.0% of the gross offering proceeds from the sale of such Share (the “sales charge cap”); and (iv) the date on which Shares are repurchased by the Fund.

Updates to the Section of the Prospectus Entitled,
“Description of Capital Structure”

The following subsection is added under the “Description of Capital Structure” section of the Fund’s prospectus beginning on page 81.

Prior Approval for Certain Actions by Adviser or Sub-Adviser

The Adviser and Sub-Adviser have entered into a letter agreement that provides that the following actions or recommendations may not be taken or made without the written approval of both the Adviser and the Sub-Adviser:

•	any recommendation to the Fund to declare bankruptcy, or cause any of its subsidiaries to do so;
•	any recommendation to the Fund to merge or otherwise engage in any sale of the Fund or all or substantially all of its assets or other change of control transaction;
•	any recommendation to the Fund to make any fundamental change in its investment strategy or any material change to the plan of distribution of the initial public offering conducted by the Fund;
•	any recommendation to the Fund to take such actions so as not to qualify as a RIC or to terminate its RIC status; and
•	any material changes to the provisions governing reimbursement of expenses to the Adviser and the Sub-Adviser as provided in the Investment Advisory Agreement and Investment Sub-Advisory Agreement.

The following supersedes and replaces the second paragraph in the “Description of Capital Structure — Number of Trustees; Appointment of Trustees; Vacancies; Removal” section of the Fund’s prospectus on page 83.

The Fund’s declaration of trust provides that any Trustee may be removed (provided that after the removal the aggregate number of Trustees is not less than the minimum required by the declaration of trust) (i) by the shareholders only to the extent provided by the 1940 Act and the rules and regulations thereunder or (ii) with or without cause, by at least a majority of the Trustees.

The Appointment of Michael Tamasco as President of the Fund

On July 25, 2017, the Fund’s board of trustees appointed Michael Tamasco to serve as President of the Fund.

In connection with the appointment of Mr. Tamasco, the following row is added to the table in the “Management of the Fund — Executive Officers” section of the Fund’s statement of additional information on page B-19.

NAME	AGE	POSITIONS HELD
Michael Tamasco	47	President

The following biography of Mr. Tamasco is added to the “Management of the Fund — Executive Officers” section of the Fund’s statement of additional information beginning on page B-19.

Michael Tamasco

Mr. Tamasco, CFA, has served as President of the Fund and President of the Adviser since July 2017. As President of the Adviser, Mr. Tamasco is responsible for the development and execution of the strategic plan and operations of the firm. Mr. Tamasco previously served as Managing Director at Optima Fund Management (“Optima”) from 2016 to 2017. Established in 1988 and partially owned by BNY Mellon today, Optima is one of the oldest hedge fund and multi-product alternative investment firms in the business. While at Optima, Mr. Tamasco served as a member of the firm’s Management Committee and Head of North American Business Development. Prior to Optima, from 2015 to 2016, Mr. Tamasco was a Senior Advisor at Thomson Horstmann & Bryant. From 2011 to 2015, Mr. Tamasco was Co-Head of Rothschild Asset Management US and Global Co-Head of Distribution for the $50 billion worldwide asset management businesses of the Rothschild Group. Mr. Tamasco developed new investment strategies, launched various global vehicles, established the U.S. alternative investment business, built a multi-channel sales team, led the global strategy to expand into new markets and formed numerous synergies across the Rothschild Group. Earlier in his career, Mr. Tamasco held a number of senior roles with Lazard Asset Management, PaineWebber Incorporated and Sanwa Securities (USA). Mr. Tamasco received a B.A. from Syracuse University.

The beneficial ownership table in the “Control Persons and Principal Holders of Securities” section of the Fund’s statement of additional information on page B-34 is revised to include Michael Tamasco, under the executive officers subheading, as beneficially owning zero Shares as of July 31, 2017.

An Update to the Compensation of Trustees

The following sentence is added to the second paragraph under the “Management of the Fund — Compensation of Trustees” section of the Fund’s statement of additional information beginning on page B-21.

The Fund will also pay each Independent Trustee who serves on the valuation committee annual meeting fees of $15,000, pro-rated for a partial term, subject to such Independent Trustee attending at least 75% of all scheduled valuation committee meetings during the Fund’s fiscal year.